KRANESHARES TRUST

KraneShares Global Carbon Strategy ETF (“KRBN”)

KraneShares European Carbon Allowance Strategy ETF (“KEUA”)

KraneShares California Carbon Allowance Strategy ETF (“KCCA”)

(each, a “Fund”)

Supplement dated October 31, 2025 to the currently effective Summary Prospectus and Statutory Prospectus, as each may be supplemented or amended

This supplement provides new and additional information beyond that contained in each Fund’s currently effective Summary Prospectus and Statutory Prospectus (together, the “Prospectus”), dated August 1, 2025, and should be read in conjunction with each Fund’s Prospectus.

Each Fund currently tracks an underlying index. Each Fund is changing from tracking the “Total Return” version of its underlying index to the “Excess Return” version of its underlying index. This change does not alter each Fund's Principal Investment Strategies. Accordingly, effective November 3, 2025, the following changes will be made to the Funds' Prospectus:

1.	In the Prospectus for KRBN, the disclosure under the “Investment Objective” section is deleted in its entirety and replaced with the following:

The KraneShares Global Carbon Strategy ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, track the performance of the S&P Global Carbon Credit Index Excess Return (the “Index”), plus any returns from any available collateral. The Index is comprised of futures contracts on emission allowances issued by various “cap and trade” regulatory regimes that seek to reduce greenhouse gas emissions over time.

2.	In the Prospectus for KEUA, the disclosure under the “Investment Objective” section is deleted in its entirety and replaced with the following:

The KraneShares European Carbon Allowance Strategy ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, track the performance of the S&P Carbon Credit EUA Index Excess Return (the “Index”), plus any returns from any available collateral. The Index is comprised of futures contracts on emission allowances issued by a “cap and trade” regulatory regime that seeks to reduce greenhouse gas emissions over time.

3.	In the Prospectus for KCCA, the disclosure under the “Investment Objective” section is deleted in its entirety and replaced with the following:

The KraneShares California Carbon Allowance Strategy ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, track the performance of the S&P Carbon Credit CCA Index Excess Return (the “Index”), plus any returns from any available collateral. The Index is comprised of futures contracts on emission allowances issued by a “cap and trade” regulatory regime that seeks to reduce greenhouse gas emissions over time.

4.	In the Prospectus for each Fund, the fifth and sixth sentences of the second footnote to the fee table under the “Fees and Expenses of the Fund” section are deleted.

5.	In the Prospectus for each Fund, the following is added to the “Principal Risks—Derivatives Risk” section:

Counterparty Risk. Because many derivatives are an obligation of the counterparty rather than a direct investment in the reference asset, the Fund may suffer losses potentially equal to, or greater than, the full value of the derivative if the counterparty fails to perform its obligations under the derivative agreement as a result of bankruptcy or otherwise. Any loss would result in a reduction in the NAV of the Fund and will likely impair the Fund’s ability to achieve its investment objective. The counterparty risk associated with the Fund’s investments will be greater if the Fund uses only a limited number of counterparties. If there are only a couple of potential counterparties, the Fund, subject to applicable law, may enter into transactions with as few as one counterparty at any time.

6.	In the Prospectus for each Fund, the second paragraph of the “Principal Risks—Tax Risk” section is deleted and replaced with the following:

The Fund intends to treat its income from the Subsidiary and from index-linked structured notes as qualifying income. Income tax regulations on which taxpayers may rely for taxable years beginning after September 28, 2016, and other guidance provided by the IRS at the time of the introduction of such regulations, support that treatment, although there is no guidance directly addressing the status of such structured notes as securities. The tax treatment of the Fund’s investment in the Subsidiary or in such index-linked structured notes, however, may be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS that could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains or distributions made by the Fund.

7.	In the Statutory Prospectus for the Funds, the following is added after the first sentence of the fifth paragraph of the “Additional Information About the Funds—Principal Investment Risks—Tax Risk (KraneShares Global EM Revenue Leaders Index ETF, KraneShares Mount Lucas Managed Futures Index Strategy ETF, KraneShares Global Carbon Strategy ETF, KraneShares European Carbon Allowance Strategy ETF, KraneShares California Carbon Allowance Strategy ETF and KraneShares Eastern US Carbon Strategy ETF)” section:

Each of KraneShares Global Carbon Strategy ETF, KraneShares European Carbon Allowance Strategy ETF and KraneShares California Carbon Allowance Strategy ETF also intends to treat its income from index-linked structured notes as qualifying income. Income tax regulations on which taxpayers may rely for taxable years beginning after September 28, 2016, and other guidance provided by the IRS at the time of the introduction of such regulations, support that treatment, although there is no guidance directly addressing the status of such structured notes as securities.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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